UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 31, 2008
JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)
6865 SW 18th Street, Suite B13
Boca Raton, Florida 33433
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (866) 300-7410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On December 27, 2005, JAG Media Holdings, Inc., a Nevada corporation (“JAG Media”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cryptometrics, Inc., a Delaware corporation (“Cryptometrics”), Cryptometrics Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of JAG Media (“Cryptometrics Acquisition”), Robert Barra and Michael Vitale.
     On January 24, 2007, JAG Media entered into an agreement to amend the Merger Agreement (the “Amendment”) with Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer. Thomas J. Mazzarisi is the Chairman of the Board of Directors, Chief Executive Officer and General Counsel of JAG Media. Stephen J. Schoepfer is President, Chief Operating Officer, Chief Financial Officer and Secretary of JAG Media. The Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on January 31, 2007.
     The Amendment provided, among other things, that if the closing of the transactions contemplated by the Merger Agreement (the “Closing”) did not occur by March 15, 2007 (the “Automatic Termination Date”), the Merger Agreement would automatically terminate, unless the parties agreed to extend the Automatic Termination Date in writing.
     On February 26, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a second amendment (the “Second Amendment”) pursuant to which the Automatic Termination Date of March 15, 2007 set forth in the Amendment was extended to April 6, 2007. The Second Amendment was filed as Exhibit 99.5 to the Form 10-KSB filed by JAG Media on March 5, 2007.
     JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a third amendment, dated April 2, 2007 and fully executed on April 4, 2007 (the “Third Amendment”), pursuant to which the Automatic Termination Date of April 6, 2007 set forth in the Second Amendment was extended to April 20, 2007. The Third Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on April 6, 2007.
     On April 20, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a fourth amendment (the “Fourth Amendment”), pursuant to which the Automatic Termination Date of April 20, 2007 set forth in the Third Amendment was extended to May 11, 2007. The Fourth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on April 25, 2007.
     On May 10, 2007 (and effective May 11, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a fifth amendment (the “Fifth Amendment”), pursuant to which the Automatic Termination Date of May 11, 2007, set forth in the Fourth Amendment was extended to May 18, 2007. The Fifth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on May 11, 2007.
     On May 18, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a sixth amendment (the Sixth Amendment”) pursuant to which, among other things, the Automatic Termination Date of May 18, 2007 set forth in the Fifth Amendment was extended to June 15, 2007. The Sixth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on May 23, 2007.
     As of June 15, 2007 (as executed on June 20, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a seventh amendment (the “Seventh Amendment’) pursuant to which, among other things, (i) the Automatic Termination Date of June 15, 2007 set forth in the Sixth Amendment, was extended to July 16, 2007 and (ii) the fifteen-day restriction regarding the release of merger documents from escrow set forth in subparagraph 10 (D) of the Merger Agreement was reduced to ten days. The Seventh Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on June 21, 2007.
     As of July 16, 2007, (as delivered on July 23, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into an eighth amendment (the “Eighth Amendment”) pursuant to which the Automatic Termination Date of July 16, 2007 set forth in the Seventh Amendment, was extended to August 16, 2007. The Eighth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on July 25, 2007.
     As of August 16, 2007, (as fully executed and delivered on September 12, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a ninth amendment (the “Ninth Amendment”), pursuant to which, among other things the Automatic Termination date for the Merger Agreement of August 16, 2007 set forth in the Eighth Amendment was extended to November 7, 2007, and Cryptometrics agreed to advance to JAG Media up to $200,000 of additional transaction costs, subject to repayment by JAG Media based on one-third of the proceeds of the permitted sale by JAG Media of up to 750,000 shares of its common stock. The Ninth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on September 18, 2007.
     As of November 7, 2007 (as fully executed and delivered on November 13, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a tenth amendment (the “Tenth Amendment”), pursuant to which, among other things the Automatic Termination date for the Merger Agreement of November 7, 2007 set forth in the Ninth Amendment was extended to December 15, 2007, Cryptometrics agreed to advance to JAG Media up to an additional $100,000 of transaction costs, and JAG Media was authorized to issue an additional 500,000 shares of its common stock, subject to one-third of the proceeds thereof being distributed to Cryptometrics.
     As of February 6, 2008, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into an eleventh amendment (the “Eleventh Amendment”), pursuant to which, among other things, the Automatic Termination date for the Merger Agreement of December 15, 2007 set forth in the Tenth Amendment was extended to March 31, 2008, and each party agreed to pay its own future transaction costs.
Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
          On January 31, 2008, JAG Media Holdings, Inc. (“Jag Media”) entered into a letter agreement (the “Letter Agreement”) with YA Global Investments, L.P., formerly Cornell Capital Partners, LP (“YA Global”),amending the terms and conditions of the previously disclosed Debentures, Warrants and other related documents between YA Global and Jag Media. Under the Letter Agreement, the parties acknowledged that $325,000.00 principal balance on the Debentures remained outstanding. YA Global agreed to promptly convert that outstanding Debenture balance and all accrued and unpaid interest aggregating $535,679 into restricted Jag Media Common Stock, par value $0.00001 per share (“Common Stock”) and to exercise on a cash basis a Warrant for 700,000 shares of Common Stock. On January 31, 2008, as a result of the conversion JAG Media issued 2,151,699 restricted shares of Common Stock and as a result of the exercise of the Warrants Jag Media issued 700,000 restricted shares of Common Stock and received $280,000 in cash. As a result of the conversion and termination of the Debentures, the restrictive covenants of the previously disclosed Securities Purchase Agreement, dated May 4, 2006, under which the Debentures and Warrants were issued, as well as the related Security Agreements, share reservation instructions, and Investor Registration Rights Agreements were terminated.
The parties also amended the remaining Warrants’ exercise price and exercise dates. The Warrants’ exercise price will be 88% of the average of the Volume Weighted Average Price of the Common Stock during the 30 trading days prior to their respective Exercise Restriction Dates. The Exercise Restriction Date, which is the date after which a Warrant may be exercised, shall be as follows:

1,300,000 shares	30 trading days following the closing of the proposed merger between Jag Media and Cryptometrics, Inc.

2,000,000 shares	March 31, 2008

2,000,000 shares	June 30, 2008

3,000,000 shares	September 30, 2008

3,000,000 shares	December 31, 2008
This agreement amending the Warrants’ exercise price and their Exercise Restriction Dates terminates on February 27, 2008 if the closing of the merger with Cryptometrics has not yet occurred.
JAG Media and YA Global also agreed to increase the permitted maximum beneficial ownership of the Common Stock by YA Global upon exercise of the Warrants as set forth in the Warrants from 4.99% to 9.99% of the outstanding shares of Common Stock.
Shares were issued upon the conversion of the Debentures under Section 3(a)(9) of the Securities Act of 1933, as amended and upon the exercise of the Warrants pursuant to Section 4(2) of such Securities Act.
The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Amendment dated February 6, 2008, by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra and Michael Vitale.

10.2	Letter Agreement, dated as of January 31, 2008, between JAG Media Holdings, Inc. and YA Global Investments, L.P.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman of the Board, Chief Executive Officer & General Counsel

Dated: February 6, 2008

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment dated February 6, 2008, by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra and Michael Vitale.

10.2	Letter Agreement, dated as of January 31, 2008 between JAG Media Holdings, Inc. and YA Global Investments, L.P.